Company information	6 Months Ended
Jun. 30, 2025
Disclosure Of Information Related To The Company [Abstract]
Company information	COMPANY INFORMATION
Nanobiotix, a société anonyme registered with the Paris registry of trade and companies under number 447 521 600 and having its registered office at 60 rue de Wattignies, 75012, Paris (“Nanobiotix” or the “Company” and, with its subsidiaries, the “Group”), is a late-stage clinical biotechnology company pioneering disruptive, nanophysics-based therapeutic approaches to the treatment of cancer and other major diseases with the express intent of favorably impacting the lives of millions of patients.
Incorporated in 2003, Nanobiotix is headquartered in Paris, France. The Company also has subsidiaries in Cambridge, Massachusetts (United States), Spain, and Germany. The Group has been listed on Euronext: Paris under the ticker symbol “NANO” since 2012 (ISIN: FR0011341205, Bloomberg Code: NANO:FP) and on the Nasdaq Global Select Market in the United States under the ticker symbol “NBTX” since December 2020.

The Group is the owner of more than 25 patent families associated with three nanotechnology platforms: 1) radioenhancer platform, from which JNJ-1900 (NBTXR3) is the first product candidate, designed to physically destroy tumor cells locally and prime immune response systemically; 2) Curadigm nanoprimer platform designed to redefine the design and application of therapeutic classes challenged by liver clearance; and 3) OOcuity neurological disease program.

The Company’s efforts are concentrated on advancing JNJ-1900 (NBTXR3).

Significant events of the period

Amendment to the Janssen agreement

An amendment of the Janssen Agreement has been signed as of March 17, 2025 with Janssen; this amendment of the global licensing agreement partially removes the Company’s funding obligation for NANORAY-312 and releases Janssen from select future milestone payments, while facilitating the Company’s path to sustainable cash flow through significant potential milestone payments over the next few years.
Total expected payments under the agreement related to the Janssen Agreement is adjusted from approximately $2.7 billion to approximately $2.6 billion:
•Revisions to potential future milestone payments in the amendment total $105 million while maintaining eligibility to hundreds of millions in the next 2-3 years potential milestone payments related to the first two programs (cisplatin-ineligible head and neck cancer and stage 3 unresectable lung cancer),
•Beyond the hundreds of millions of the next 2-3 years potential milestone payments for the first two programs to the extent JNJ-1900 (NBTXR3) will hit the related milestone events , the remainder of the $2.6 billion is related to medium-to-long-term potential development, regulatory, and sales milestones for the first two programs and potential payments for new indications that may be developed by Janssen, and
•There are no changes to the potential $220 million per new indication that may be developed by Nanobiotix, and potential royalties expected from commercial sales of JNJ-1900 (NBTXR3) remain in the low 10s to low 20s. Potential payments for new indications that may be developed by the Company are in addition to the $2.6 billion deal value, next to potential related royalties.

The amendment provides that Janssen will assume almost full financial responsibility for NANORAY-312, the ongoing pivotal Phase 3 trial through completion,, less a small portion of costs that will remain covered by the Company, allowing the Company to strengthen its financial position.

For further details, see Note 16 - Revenues and other Income.